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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Experts," "Summary Historical Financial Information" and "Selected Historical Financial Information," and to the use of our reports dated February 12, 1997, except for
Note 10, as to which the date is May 23, 1997, in the Registration Statement (Form S-1 No. 333-14693) and related Prospectus of ARM Financial Group, Inc. dated May 23, 1997.



                                             /s/ ERNST & YOUNG LLP



Louisville, Kentucky
May 21, 1997